UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 26, 2006
                                                --------------------------------


                               AVOCENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                    000-30575                     91-2032368
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


          4991 CORPORATE DRIVE                       HUNTSVILLE, AL      35805
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code          (256) 430-4000
                                                   -----------------------------

                                       n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On January 26, 2006, Avocent Corporation held a conference call discussing its proposed acquisition of Cyclades Corporation. The prepared remarks from that conference call are incorporated herein by reference and furnished as Exhibit
99.4 hereto.



Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number         Description of Exhibit
        --------------         ----------------------
        99.4                   Prepared Remarks from January 26, 2006 Conference
                               Call

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVOCENT CORPORATION

Date: January 26, 2006
                                    By: /s/ Edward H. Blankenship
                                        ----------------------------------------
                                        Edward H. Blankenship
                                        Senior Vice President of Finance and
                                        Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit                 Description
-------                 -----------
99.4                    Prepared Remarks from January 26, 2006 Conference Call